Exhibit 99.1
IPAA Oil & Gas Conference April 2014 Nasdaq: ESCR
Corporate Disclaimer This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Effective for the Company's December 31, 2010 Form 10-K, SEC guidelines were changed to also allow for disclosure of "probable" and "possible" reserves. We may use these terms in this presentation. Investors are urged to consider closely the disclosure in our 2013 Form 10-K, File No. 1-33571, available from us at Escalera Resources Co., 1675 Broadway, Suite 2200, Denver, Colorado 80202, attention Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC- 0330. Nasdaq: ESCR 2

Escalera's Objectives

ESCALERA RESOURCES Co.
Nasdaq: ESCR

- **Quality**
  - Personnel — Best in Class
  - Board of Directors — Seasoned, Contributing Professionals
  - Shareholders — ALL employees invested
  - Properties — Predictable
- **Diversity**
  - Value Chain
    - Upstream — Exploration & Production
    - Midstream — Gathering, Transport
    - Downstream — Refining, Plant
  - Geographic
    - Domestic — Rockies
    - International — Albania, Turkey
  - Risk
    - Low — Predictable, Long Lived
    - Medium — Medium Risk Upside
  - Economic
    - Accretive — Project Financed
- **Scale**
  - Existing Rockies' properties — Significant Development Opportunities
  - Albanian JV — Multiple Material Projects
  - Coming — Multiple
- **Strong Governance**
  - Virtuous Leadership

3

Governance - Virtuous Leadership

ESCALERA RESOURCES Co.
Nasdaq: ESCR

Prudence

To make the right decisions

Courage

To stay the course and resist pressures of all kinds

Self-Control

To subordinate passions to the spirit and fulfillment of the mission at hand

Justice

To give every individual his due

Magnanimity

To strive for great things, to challenge myself and others

Humility

To overcome selfishness and serve others habitually

Alexandre Havard

4

Escalera Resources Co.

ESCALERA RESOURCES Co.
Nasdaq: ESCR

- Formerly Double Eagle Petroleum Co.
- Escalera Resources Co. ("Escalera Resources" or the "Company") owns and operates domestic on-shore E&P assets including acreage (Double Eagle's).
- Escalera Resources will own and operate domestic, on-shore midstream assets including the existing Wyoming pipeline.
- Escalera International Co. LLC is a wholly owned subsidiary of Escalera Resources Co. and will own and operate international E&P and midstream assets.
- Corporate offices are in Houston, Texas with regional offices in Denver and Tirana Albania.
- Recent Company changes / new additions:
  - Charles Chambers joined as CEO, President and Chairman of the Board of Directors
  - Richard Dole is now Vice-Chairman of the Company's Board of Directors
  - Neil Bush joined the Company's Board of Directors
  - Eric Icsel is President of Escalera International Co. LLC
  - Adam Fenster joined the Company as CFO

5
Corporate Information NASDAQ:ESCRShares outstanding: 13,775,422Price per share (as of 4/4/14): $2.97Market Cap (common): $40.9MMEnterprise value (common + pfd + debt): >$128MMAverage Daily Volume: ~55,500Corporate Office675 Bering, Suite 850, Houston TX 77057Denver Office1675 Broadway, Suite #2200, Denver CO 80202Main Field Office777 Overland Trail, Casper, WY 82601Albanian OfficeRr.Jul Variboba Nr: 1/21 Tirana, Albania Nasdaq: ESCR 6
Wyoming Operations Nasdaq: ESCR 7 7
Building Value Nasdaq: ESCR 8 Exploration areas Future growth potential in existing operations Strong foundation of low-cost producing assets
Proven Execution Nasdaq: ESCR 9 Low cost growth through the drill bit2013 production costs, including taxes, of $1.43/McfeG&A costs represent 15% of revenueBased on Global Hunter Securities Exploration & Production sector analysis, ESCR outperforms majority of peer group (3 year avg)#1 in acquisition costs per BOE of $0.52#2 in future development costs per BOE#7 in drill bit F&D costs, $5.71 per BOE#15 in average PV/I#18 in future production costs per BOE
Exploration Nasdaq: ESCR 10 10 Exploration Areas
Niobrara Shale Nasdaq: ESCR 11 11 TOTAL TOTAL Location Location GROSS NET Atlantic Rim--Greater Green River Atlantic Rim--Greater Green River Atlantic Rim--Greater Green River 63,398 40,308 DJ Basin-Wyoming DJ Basin-Wyoming DJ Basin-Wyoming 5,074 5,074 DJ Basin- Nebraska DJ Basin- Nebraska DJ Basin- Nebraska 4,198 4,198 Powder River Basin Powder River Basin Powder River Basin 14,468 14,468 Laramie/Hanna Basin Laramie/Hanna Basin Laramie/Hanna Basin 8,669 8,669 Wind River Basin Wind River Basin Wind River Basin 640 640 Totals Totals 96,447 73,357 20 sq miles of 3D Seismic reprocessed in Catalina Unit + acquired 2D Heavy natural fracturing based on well data Existing historical Niobrara production adjacent to Atlantic Rim Approximately 18.9% of Atlantic Rim acreage (net) is HBP
Niobrara Nasdaq: ESCR 12 12

Niobrara Shale

ESCALERA RESOURCES Co.
Nasdaq: ESCR

Central Wyoming and Colorado

- Recent Niobrara Activity
  - Southwestern Energy Company recently purchased 312,000 net acres from Quicksilver and Shell for approximately $180 million.
  - Entek and East Resources established an AMI (Battle Mountain) in the Green River Basin of Wyoming to develop various formations, including the Niobrara.
    - Acreage is just south of Company leases
    - Three horizontal wells to be drilled in 2014
- Hanna Basin
  - Drilling expected later in 2014 targeting Niobrara formation, as well as conventional zones.

13

Building Shareholder Value

ESCALERA RESOURCES Co.
Nasdaq: ESCR

Pinedale Anticline
* Interest in 184 producing wells
* 31% of proved reserves
* 260+ future potential wells
* Operated by QEP



Future growth potential in existing operations

Atlantic Rim CBM
* Interest in 283 producing CBM wells
* 61% of proved reserves
* 1,400 future drilling locations in existing units
* Escalera Resources operates Catalina Unit
* Other unit operated by Warren Resources

Midstream Pipeline
* 12.5 miles of pipeline
* 20% utilized
* Ability to expand north to WIC

HIGHLIGHTS
- 91.9 Bcfe of Proved Reserves (1)
- $99.4 million PV-10 value (1)
- 2014 estimate YE production—26 Mmcfe/d

(1) Reserves based upon forward strip pricing as of 12/31/13

14

Atlantic Rim Project, Greater Green River Basin

ESCALERA RESOURCES Co.
Nasdaq: ESCR

- 270,000 Acres
- 1,800 total CBM and 200 conventional wells approved by BLM for development over a 20 year program
- Project is in its early life with 283 wells drilled since 2006
- Over pressured, high gas content distinguishes it over other CBM projects

Mesaverde Coals reserve and resources build-up

GIIP	**3.17**	**Tcf**
Current Production	63	Mmcfe/d
Produced	0.09	Tcf
Commercial	**1.82**	**Tcf**
Resource Potential	0.47	Tcf
Expected Recover Factor	79	%
Typical Well Spacing	80	acre
Play Maturity	Early life	

Source: Wood Mackenzie

15

The Atlantic Rim

ESCALERA RESOURCES Co.
Nasdaq: ESCR

Historical drilling activity

- **Catalina Unit**
  - 83 gross (64 net) wells
  - ~175 total potential future drilling locations
  - 36.4 Bcfe net proved reserves (based upon forward strip pricing at 12/31/2013)

- **Spyglass Hill Unit** **(including former Sun Dog/Doty Mnt Units)**
  - 200 gross (47 net wells)
  - ~1,225 total potential future drilling locations
  - 22.2 Bcfe net proved reserves (based upon forward strip pricing at 12/31/2013)

2014 Planned Activity

- **Up to 48 gross CBM wells in Spyglass Hill Unit**
  - Expected WI of 10-12% for those wells we will participate in, pick up in reserves of 14-16%



Doty Mtn Unit
Catalina Unit
Sun Dog Unit
Mesaverde Outcrop
Brown Cow Unit
2008-2009 WELLS
D POD WELLS
E POD WELLS
F POD WELLS
G POD WELLS
H POD WELLS
I POD WELLS

16

Pinedale Anticline

ESCALERA RESOURCES Co.
Nasdaq: ESCR

Producing Assets

- Operated by QEP
- 220 producing wells in three units
  - Mesa A – 50 wells
  - Mesa B – 139 wells
  - Mesa C – 31 wells
- 4,900 Mcfe/d net production
- $4.4 million 2014 est cash flow from operations
- One of the lowest cost gas producing assets in US
  - $1.30/ Mcfe F&D; $0.81/ Mcfe LOE and trans cost (12/31/13)
- 30 Bcfe of 2P reserves with $39 MM PV-10 (based upon forward strip pricing at 12/31/2013)
  - 43% PD; 35% PUD; 22% Prob
- Long-lived reserves

Upside Potential

- Mesa C to be drilled up beginning in 2017-2018; 166 potential additional locations. Escalera Resources has a 6.4% carried WI
- Mesa A drilling to begin in 2014; 100 potential additional locations; Escalera Resources has a 0.3125% ORRI



33N/109W
MESA C
MESA A
MESA B
32N/109W

17

Nevada

Escalera Resources Co.
Nasdaq: ESCR

- 22,500 gross acres, 6,100 net acres (25% GWI, plus ORRI in certain acreage) in Elko County, NV
- Noble Energy is the operator
- One Federal exploratory unit has been approved, includes Company leases
- Unconventional tight oil prospect located 6,000' to 12,000'*
- Tertiary age lacustrine source rock*
- Focused on lower 400 ft. section dominated by organic-rich mudstones*
- Strong oil shows during drilling, hydrocarbon saturation up to 70%*


Wilson Project
Great Basin


Legend
NBL Acreage Area
3D Surveys
Area Designation
Area 3 Mary's River
Area 2 Humboldt
Currently Drilling
Area 1 Huntington
DBLE acreage

Next Steps

- Analysis data from two test wells*
- Design completion and conduct production tests during 2014 to determine deliverability*
- Evaluate horizontal vs. vertical wells*
- Continue drilling in mid-2014*

* From Noble Energy December 2013 Analyst presentation

18

Midstream Infrastructure

ESCALERA RESOURCES Co.
Nasdaq: ESCR

- Growing source of fee-based revenue that is independent of gas prices
- Connects Catalina Unit to interstate pipeline
- 100% owned by Escalera Resources
- 125 MMcf/d capacity; currently at ~25 MMcf/d
- Tie-in to third party production and transportation agreement in place
- Own permits to extend north to additional distribution pipelines
- Low cost of operations
- Assures transportation out of Catalina and Spyglass Hill Units for future development volumes



Wyoming Interstate Company PL
Southern Star PL
Jolly Roger
8" Sales PL
EWM PL
Doty Mtn CS
EWM-IC
Sun Dog CS
Blue Sky CS
Aztec Gold

19
Hedge Contracts Nasdaq: ESCR 20 Escalera Resources Escalera Resources Escalera Resources Escalera Resources Escalera Resources Escalera Resources Current Hedging Positions Current Hedging Positions Current Hedging Positions Current Hedging Positions Current Hedging Positions Current Hedging Positions Volume/day (Mcfe)* Price Beginning Date End Date 2014 Expirations Natural Gas Swap - NYMEX 5,000 $4.27 1/1/2014 12/31/2014 Natural Gas Collar - NYMEX 5,000 $4.00 $4.50 1/1/2014 12/31/2014 Natural Gas Swap - NYMEX 5,000 $4.20 1/1/2014 12/31/2014 15,000 approx. % of estimated production 60% 2015 Expirations Natural Gas Swap - NYMEX 8,300 $4.28 1/1/2015 12/31/2015 Natural Gas Swap - NYMEX 9,900 $4.15 1/1/2015 12/31/2015 18,200 approx. % of estimated production 55% 2016 Expirations Natural Gas Swap - NYMEX 5,000 $4.07 1/1/2016 12/31/2016 approx. % of estimated production 15%
Reserves Nasdaq: ESCR 21 Summary of NSAI Reserves and PV-10 (1) Category and Area Reserves (Bcfe) PV-10 ($ MM) Future Net Revenue ($ MM) Proved Developed Reserves Atlantic Rim 43.0 $ 55.3 $ 82.8 Pinedale Anticline 12.6 19.9 33.1 Other 5.5 6.2 13.7 Total Proved Developed Reserves 61.1 $ 81.4 $ 129.6 Proved Undeveloped Reserves Atlantic Rim 18.9 $ 2.6 $ 19.2 Pinedale Anticline 10.7 13.8 36.2 Other 1.2 1.6 3.1 Total Proved Undeveloped Reserves 30.8 $ 18.0 $ 58.5 Total Proved Reserves 91.9 $ 99.4 $ 188.1 Probable + Possible Reserves Atlantic Rim 75.2 $ 14.4 $ 93.3 Pinedale Anticline 6.8 5.4 21.4 Other 1.8 1.1 4.3 Total Probable/Possible Reserves 83.8 $ 20.9 $ 119.0 Total 3P Reserves 175.7 $ 120.3 $ 307.1 (1) Based on NSAI reserve report as of December 31, 2013, using 5-year NYMEX forward strip pricing
New Initiatives Albanian JVJV MOU signed April 2, 2014Management UpdateReleased April 4, 2014 Nasdaq: ESCR 22

Albanian JV (April 2, 2014 announcement)

ESCALERA RESOURCES Co.
Nasdaq: ESCR

- MOU for 50/50 JV with AOR (Albanian Oil Rafinery ShA)
- Diversity
  - Upstream
  - Midstream
  - Downstream
- Tirana Office
- Quality Personnel

Exploration, Transport, Refining



CZECH REPUBLIC
SLOVAK REPUBLIC
UKRAINE
AUSTRIA
HUNGARY
SLOVENIA
CROATIA
ROMANIA
BOSNIA-HERZEGOVINA
SERBIA
ITALY
Adriatic Sea
MONTENEGRO
KOSOVO
BULGARIA
MACEDONIA
ALBANIA
GREECE
Ionian Sea
Aegean Sea
Sicily

23

Natural Resources Natural Resources Nasdaq: ESCR 24
The closer you get to the end, the quicker it goes. The closer you get to the end, the quicker it goes. Nasdaq: ESCR 25 We are ALL stewards of our resources. So, make it count!
Conclusions Escalera Resources is positioned for growthBusiness Plan Approved by Board of DirectorsExecuted Two Initiatives More to Follow.... Nasdaq: ESCR 26